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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 5, 2002

                              CONSOL ENERGY INC.
              (Exact Name of Registrant as Specified in Charter)


                   Delaware                               001-14901                          51-0337383
(State or Other Jurisdiction of Incorporation)      (Commission File Number)       (IRS Employer Identification No.)

             1800 Washington Road, Pittsburgh, Pennsylvania     15241
                 (Address of Principal Executive Offices)    (ZIP Code)

      Registrant's telephone number, including area code: (412) 831-4000

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.   Change in the Registrant's Certifying Accountant.

     Effective as of June 5, 2002, CONSOL Energy Inc. (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as its independent accountant. Effective as of June 5, 2002, the Company appointed PricewaterhouseCoopers LLP as its independent accountant. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

     Neither Ernst & Young's report on the Company's financial statements for the year ended June 30, 2000, its report for the year ended June 30, 2001 nor its report for the six months ended December 31, 2001, contained an adverse opinion or a disclaimer of opinion, and no such report was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended June 30, 2000 and June 30, 2001, the six month transition period ended December 31, 2001 and the subsequent interim periods preceding the Company's dismissal of Ernst & Young, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K for the periods referred to above to the date hereof.

     During the two most recent fiscal years of the Company ended June 30, 2001, the six month transition period ended December 31, 2001 and the subsequent interim periods to the date hereof, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of such letter, dated June 10, 2002, is filed herewith as Exhibit 16.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) and (b)    Not Applicable

            (c)  Exhibit.  The following exhibit is filed with this report:

            16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 10, 2002.

                        [Signature on following page.]
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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONSOL ENERGY INC.



                                  By:  /s/ William J. Lyons
                                       --------------------
                                       William J. Lyons
                                       Senior Vice President,
                                       Chief Financial Officer and
                                       Controller

Date: June 10, 2002
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                                 EXHIBIT INDEX


Exhibit          Description

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 10, 2002.